UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 4, 2007
Commission File Number 1-9929
Insteel Industries, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	56-0674867

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 786-2141
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On December 5, 2007, the Company issued a press release announcing that its board of directors has authorized the Company to repurchase up to $25 million of its outstanding common stock over a period of up to twelve months ending December 5, 2008. The new authorization replaces the previous authorization to repurchase up to $25 million of the Company’s common stock which was to expire on January 5, 2008. Under this previous authorization, the Company repurchased approximately $2.5 million, or 208,585 shares, of its common stock, all of which were repurchased during the Company’s fiscal quarter ending December 29, 2007. The Company also announced that its board of directors had declared a quarterly cash dividend of $0.03 per share payable on January 4, 2008 to shareholders of record as of December 21, 2007. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     While the Company intends to pay regular quarterly cash dividends for the foreseeable future, the declaration and payment of future dividends, if any, are discretionary and will be subject to determination by the board of directors each quarter after taking into account various factors, including general business conditions and the Company’s financial condition, operating results, cash requirements and expansion plans.
Cautionary Note Regarding Forward-Looking Statements
     This report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s intent and ability to pay future dividends. Although the Company believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, such forward-looking statements are subject to a number of risks and uncertainties, and the Company can provide no assurances that such plans, intentions or expectations will be achieved. Many of these risks are discussed in detail in the Company’s periodic reports, in particular in its report on Form 10-K for the year ended September 29, 2007, filed with the U.S. Securities and Exchange Commission. You should carefully read these risk factors.
     All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements speak only to the respective dates on which such statements are made and the Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
Item 9.01. Financial Statements and Exhibits

Exhibit 99.1	Press release dated December 5, 2007 announcing $25 million stock repurchase authorization and declaration of a quarterly cash dividend of $0.03 per share.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
INSTEEL INDUSTRIES, INC.
Registrant

Date: December 5, 2007	By:	/s/ H.O. Woltz III
H.O. Woltz III
President and Chief Executive Officer

Date: December 5, 2007	By:	/s/ Michael C. Gazmarian
Michael C. Gazmarian
Vice President, Chief Financial Officer and Treasurer